                                                               EXHIBIT 10.1.19.9

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT dated as of March 12, 2002 (this "Amendment") is to the Amended and Restated Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of December 22, 2000 among UNITED AUTO GROUP, INC. (the "Company"), various financial institutions (the "Lenders") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC (formerly Chrysler Financial Company L.L.C.), as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

         1.1 The following definitions shall be added to Section 1.1 of the Credit Agreement, each in its appropriate alphabetical position:

                  "Loan Notes means loan notes issued by the Company or any Subsidiary to a holder of the U.K. Target's shares in connection with the U.K. Acquisition.

                  2002 Subordinated Notes means the 9-5/8% Senior Subordinated Notes due 2012 (and related guarantees), in an aggregate principal amount not to exceed $300,000,000, issued pursuant to the 2002 Subordinated Notes Indenture (including both the Series A Securities (and related guarantees) issued thereunder and the Series B Securities (and related guarantees) issued thereunder in exchange for the Series A Securities).

                  2002 Subordinated Notes Indenture means the Indenture dated as of March 15, 2002 among the Company, the guarantors named therein and Bank One Trust Company, N.A., as Trustee."

         1.2 Each of the following definitions in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "Acquisition Commitment Amount means, on any date, (x) $450,000,000, as reduced from time to time pursuant to Section 6.1 minus (y) the Revolving Outstandings on such date.

                  Permitted Restrictions means restrictions on the ability of any Subsidiary to declare or pay any dividend or make other distributions, or to advance or loan funds, to the Company: (i) as set forth on Schedule 9.17, including restrictions imposed by existing Floor Plan Financing arrangements; (ii) pursuant to modifications to any Floor Plan Financing arrangement, provided that such modifications are not materially more restrictive; (iii) applicable to a Person at the time such Person becomes a Subsidiary and not created in contemplation of such an event; (iv) resulting from manufacturer-imposed modifications to any franchise agreement; or (v) imposed by applicable law.

                  Subordinated Debt means (i) the Subordinated Notes, (ii) the 2002 Subordinated Notes, (iii) Seller Subordinated Debt and (iv) any other unsecured Debt of the Company which has subordination terms, covenants, pricing and other terms which have been approved in writing by the Required Lenders."

         1.3 Section 6.1 of the Credit Agreement shall be amended by (i) adding the words "Mandatory and" at the beginning of the caption, (ii) changing the designation of clause (c) thereof from "(c)" to "(d)" and (iii) adding the following clause (c):

                  "(c) The Acquisition Commitment Amount shall be automatically and permanently reduced if the Dollar equivalent of the aggregate amount of Loan Notes not collateralized by cash exceeds $40,000,000, by an amount equal to the amount of such excess."

         1.4 Section 6.3(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "(a) If the Company or any Subsidiary shall receive any Net Cash Proceeds from the issuance of any Subordinated Debt (other than Seller Subordinated Debt and other than Refinancing Debt in respect of any portion of the Subordinated Notes that has not been repurchased, redeemed, defeased or otherwise repaid with the proceeds of Loans) or any other Debt that is not permitted by Section 9.7, the Company shall, concurrently with such receipt make a prepayment in an amount equal to 100% of such Net Cash Proceeds, which prepayment shall be applied to the outstanding Acquisition Loans (or, if there are no Acquisition Loans outstanding, to the Acquisition B Loans, or, if there are no Acquisition Loans or Acquisition B Loans outstanding, to the Revolving Loans)."

         1.5 Section 6.3 of the Credit Agreement shall be amended by adding the following clause (c) and clause (d):

                  "(c) If at any time the aggregate principal amount of the Acquisition Loans exceeds the Acquisition Commitment Amount in effect at such time, the Company shall immediately prepay Acquisition Loans in an amount sufficient to eliminate such excess.

                  (d) Concurrently with the receipt of any Net Cash Proceeds from any issuance of equity securities of the Company or any Subsidiary (including a public offering of equity securities under the Securities Act of 1933, as amended, but excluding (x) any issuance of shares of capital stock pursuant to any employee or director stock option program, benefit plan or compensation program and (y) issuances by a Subsidiary to the Company or another Subsidiary), the Company shall make a prepayment in an amount equal to 100% of such Net Cash Proceeds, which prepayment shall be applied to the outstanding Acquisition Loans (or, if there are no Acquisition Loans outstanding, to the Acquisition B Loans, or, if there are no Acquisition Loans or Acquisition B Loans outstanding, to the Revolving Loans)."

         1.6 Section 8.23 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "8.23 Senior Debt. The obligations of the Company and each Loan Party under the Loan Documents constitute (a) "Senior Debt" of the Company or such Loan Party, as applicable, under and as defined in each Subordinated Notes Indenture and (b) "Senior Indebtedness" or "Senior Guarantor Indebtedness" of the Company or such Loan Party, as applicable, under and as defined in the 2002 Subordinated Notes Indenture."

          1.7 Section 9.1.8 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "9.1.8 Subordinated Debt. (a) Within 45 days of the end of each Fiscal Quarter, the Company shall obtain from its independent certified public accountants and furnish to the Agent a letter, in the form of Exhibit K, stating that such accountants have read Section 4.04 of the Series A Subordinated Notes Indenture and Section 4.4 of the Series B Subordinated Notes Indenture (and any similar provision in any Refinancing Agreement), that such accountants have tested the compliance by the Company with such provisions during such Fiscal Quarter and concluding that the Company was in compliance with such provisions during such Fiscal Quarter or, if the Company was not in compliance with any such provision, describing such non-compliance in reasonable detail.

                  (b) Contemporaneously with furnishing the items required pursuant to Section 9.1.3, a report setting forth the amount of Loan Notes issued and any cash collateral arrangements made in respect thereof."

          1.8 Section 9.7 of the Credit Agreement shall be amended by (x) deleting all text in such Section immediately following the semi-colon at the end of clause (j) thereof and (y) substituting the following therefor:

                  "(k) Floor Plan Financings of the U.K. Target and its Subsidiaries (with the floor plan providers that are extending Floor Plan Financing to the U.K. Target and its Subsidiaries in the ordinary course of business at the time the U.K. Acquisition became effective, which Floor Plan Financings were not created in anticipation of the U.K. Acquisition);

                  (l) Indebtedness of the U.K. Target and its Subsidiaries existing at the time the U.K. Target becomes a Subsidiary (other than Floor Plan Financings), if not incurred by the U.K. Target or any Subsidiary thereof in anticipation or contemplation of such Person becoming a Subsidiary of the Company, and Refinancing Debt of the U.K. Target and its Subsidiaries in respect thereof, provided the aggregate amount of Debt permitted under this clause (l) shall not exceed $20,000,000;

                  (m)  Loan Notes; and

                  (n) other Debt, in addition to the Debt listed above but not including Debt of the U.K. Subsidiary and its Subsidiaries, in an aggregate amount not at any time exceeding $20,000,000."

         1.9 Schedule 9.17 to the Credit Agreement shall be amended by adding the following at the end thereof:

                  "13. Limitations on Liens, Restricted Payments, Indebtedness and Asset Sales in the 2002 Subordinated Notes Indenture (as such terms are defined therein)."

         1.10 Section 9.20 of the Credit Agreement shall be amended by inserting the following immediately following the term "Subordinated Notes" therein:

                  ", the 2002 Subordinated Notes Indenture, the 2002 Subordinated Notes".

         1.11 The Credit Agreement shall be amended by adding the following
Section 9.23:

                  "9.23 Unrestricted Subsidiaries. Not designate the U.K. Target or any Subsidiary thereof as an `Unrestricted Subsidiary' under (and within the meaning set forth in) the 2002 Subordinated Notes Indenture."

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Effective Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability; and (f) the U.K. Target and each Subsidiary thereof constitute "Restricted Subsidiaries" under (and within the meaning set forth in) the 2002 Subordinated Notes Indenture.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party), (b) the Net Cash Proceeds of the issuance of the 2002 Subordinated Notes for application to the Loans (which Net Cash Proceeds shall be in an amount at least sufficient to pay the Term Loans in full) and (c) each of the following documents, each in form and substance satisfactory to the Agent:

         3.1 Reaffirmation. A counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party other than the Company.

         3.2 2002 Subordinated Notes Indenture. A certified copy of the 2002 Subordinated Notes Indenture.

         3.3 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Delivered as of the day and year first above written.


                                      UNITED AUTO GROUP, INC.

                                      By: /s/ Robert H. Kurnick, Jr
                                         ----------------------------
                                      Title: Executive Vice President
                                            -------------------------


                                      DAIMLERCHRYSLER SERVICES NORTH
                                      AMERICA LLC, as Agent, as Issuing Lender and as a Lender

                                      By: /s/ Mark Manzo
                                         ----------------------------
                                      Title: Vice President
                                            -------------------------


                                      TOYOTA MOTOR CREDIT CORPORATION,
                                      as a Lender

                                      By: /s/ Larry C. Barton
                                         ----------------------------
                                      Title: Corporate Manager
                                            -------------------------

                                    EXHIBIT A
                     FORM OF REAFFIRMATION OF LOAN DOCUMENTS

                                 March 12, 2002


DaimlerChrysler Services North
America LLC, as Agent
and the Lenders party
to the Amended and Restated Credit Agreement referred to below
27777 Franklin Road, 25th Floor
Southfield, Michigan 48034
Attn: Michele Nowak

         RE:  REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

         (a) The Amended and Restated Security Agreement dated as of December 23, 1999 (the "Security Agreement") among United Auto Group, Inc. (the "Company"), its subsidiaries and Chrysler Financial Company L.L.C. in its capacity as Agent (in such capacity, the "Agent");

         (b) The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of the Company; and

         (c) The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") executed by the Company and certain of its subsidiaries.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Third Amendment (the "Third Amendment") to the Amended and Restated Credit Agreement dated as of December 22, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement.

DaimlerChrysler Services North
America LLC, as Agent
March 12, 2002



         Each of the undersigned hereby confirms that the Security Agreement, the Guaranty, the Pledge Agreement and each other Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Third Amendment and that, upon such effectiveness, all references in each Loan Document to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the Third Amendment.

            This letter agreement may be signed in counterparts and by the various parties on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                 UAG NORTHEAST, INC.
                                 DIFEO PARTNERSHIP, INC.
                                 UAG HUDSON, INC.
                                 SOMERSET MOTORS INC.
                                 UAG NORTHEAST BODY SHOP, INC.
                                 LANDERS AUTO SALES, INC.
                                 LANDERS UNITED AUTO GROUP NO. 2, INC.
                                 LANDERS UNITED AUTO GROUP NO. 6, INC.
                                 LANDERS BUICK-PONTIAC, INC.
                                 LANDERS FORD NORTH, INC.
                                 UNITED AUTO GROUP, INC.
                                 UAG SOUTHEAST, INC.
                                 UAG DULUTH, INC.
                                 UNITED NISSAN, INC. (GA)
                                 UNITED NISSAN, INC. (NV)
                                 UNITED NISSAN, INC. (TN)
                                 PEACHTREE NISSAN, INC.
                                 UAG WEST, INC.
                                 SA AUTOMOTIVE, LTD.
                                 SL AUTOMOTIVE, LTD.
                                 SPA AUTOMOTIVE, LTD.
                                 LRP, LTD.
                                 SUN MOTORS, LTD.
                                 SCOTTSDALE MANAGEMENT GROUP, LTD.
                                 SAU AUTOMOTIVE, LTD.
                                 SK MOTORS, LTD.
                                 KMT/UAG, INC.
                                 RELENTLESS PURSUIT ENTERPRISES, INC.

                                 TRI-CITY LEASING, INC.
                                 HT AUTOMOTIVE LTD.
                                 UAG TEXAS, INC.
                                 UAG TEXAS II, INC.
                                 UAG EAST, INC.
                                 WESTBURY SUPERSTORE, LTD.
                                 PALM AUTO PLAZA, INC.
                                 FLORIDA CHRYSLER PLYMOUTH, INC.
                                 WEST PALM NISSAN, INC.
                                 WEST PALM INFINITI, INC.
                                 NORTHLAKE AUTO FINISH, INC.
                                 JS IMPORTS, INC.
                                 WEST PALM AUTO MALL, INC.
                                 AUTO MALL PAYROLL SERVICES, INC.
                                 UAG CAROLINA, INC.
                                 REED-LALLIER CHEVROLET, INC.
                                 MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                 GENE REED CHEVROLET, INC.
                                 UNITEDAUTO DODGE OF SHREVEPORT, INC.
                                 COVINGTON PIKE DODGE, INC.
                                 THE NEW GRACELAND DODGE, INC.
                                 UAG GRACELAND II, INC.
                                 UAG MEMPHIS II, INC.
                                 UAG MEMPHIS IV, INC.
                                 UAG MEMPHIS V, INC.
                                 UAG-CARIBBEAN, INC.
                                 DAN YOUNG CHEVROLET INC.
                                 YOUNG MANAGEMENT GROUP, INC.
                                 UAG YOUNG II, INC.
                                 UAG PARAMOUNT MOTORS, INC.
                                 UAG KISSIMMEE MOTORS, INC.
                                 UAG CLASSIC, INC.
                                 CLASSIC AUTO GROUP, INC.
                                 UAG CHCC, INC.
                                 CLASSIC MANAGEMENT COMPANY, INC.
                                 UAG CHEVROLET, INC.
                                 CLASSIC IMPORTS, INC.
                                 UNITED AUTOCARE, INC.
                                 UNITED AUTOCARE PRODUCTS, INC.
                                 UNITEDAUTO FOURTH FUNDING INC.
                                 UNITEDAUTO FIFTH FUNDING INC.
                                 UAG FINANCE COMPANY, INC.
                                 CLASSIC MOTOR SALES LLC
                                 D. YOUNG CHEVROLET LLC

                                 DAN YOUNG MOTORS LLC
                                 UAG YOUNG AUTOMOTIVE GROUP LLC
                                 YOUNG AUTOMOTIVE HOLDINGS LLC
                                 EUROPA AUTO IMPORTS, INC.
                                 UAG LAKE NORMAN, LLC
                                 UAG INDIANAPOLIS, LLC
                                 MOTORCARS ACQUISITION, LLC
                                 MOTORCARS ACQUISITION II, LLC
                                 MOTORCARS ACQUISITION III, LLC
                                 SCOTTSDALE FERRARI, LLC
                                 UAG OLDSMOBILE OF INDIANA, LLC
                                 ATLANTIC AUTO FUNDING CORPORATION
                                 ATLANTIC AUTO SECOND FUNDING CORPORATION
                                 ATLANTIC AUTO THIRD FUNDING CORPORATION
                                 GOODSON NORTH, LLC
                                 GOODSON PONTIAC GMC, LLC
                                 GOODSON SPRING BRANCH, LLC
                                 PIONEER FORD WEST, LLC
                                 UAG CERRITOS, LLC
                                 UAG CONNECTICUT, LLC
                                 UAG CONNECTICUT I, LLC
                                 UAG FAIRFIELD CA, LLC
                                 UAG FAIRFIELD CM, LLC
                                 UAG FAIRFIELD CP, LLC
                                 UAG FAIRFIELD CV, LLC
                                 UAG HOUSTON ACQUISITION, LLC
                                 UAG INTERNATIONAL HOLDINGS, INC.
                                 UAG LANDERS SPRINGDALE, LLC
                                 UAG MENTOR ACQUISITION, LLC
                                 UAG MICHIGAN CADILLAC, LLC
                                 UAG MICHIGAN PONTIAC-GMC, LLC
                                 UAG ATLANTA IV MOTORS, INC.
                                 UAG MICHIGAN T1, LLC
                                 UAG MICHIGAN TMV, LLC
                                 UAG PHOENIX VC, LLC
                                 UAG REALTY, LLC
                                 UAG SPRING, LLC
                                 UNITED AUTO FINANCE, INC.

                                 UNITED RANCH AUTOMOTIVE, LLC
                                 BRETT MORGAN CHEVROLET - GEO, INC.
                                 H.B.L. HOLDINGS, INC. (f/k/a H.B.L., Inc.)
                                 MOTORCARS ACQUISITION IV, LLC
                                 UAG NANUET I, LLC
                                 UAG NANUET II, LLC
                                 NISSAN OF NORTH OLMSTED, LLC
                                 LANDERS NISSAN, LLC
                                 UAG TULSA HOLDINGS, LLC
                                 UAG FAYETTEVILLE I, LLC
                                 UAG FAYETTEVILLE II, LLC
                                 UAG FAYETTEVILLE III, LLC
                                 CLASSIC TURNERSVILLE, INC.
                                 GMG MOTORS, INC.
                                 SCOTTSDALE JAGUAR, LTD.
                                 UNITED AUTO LICENSING, LLC
                                 LANTZCH-ANDREAS ENTERPRISES, INC.
                                 UAG TURNERSVILLE REALTY, LLC


                                   By: /s/ Robert H. Kurnick, Jr.
                                      -----------------------------------
                                            Title: Assistant Secretary
                                                  -----------------------



                                 DIFEO HYUNDAI PARTNERSHIP
                                 DIFEO NISSAN PARTNERSHIP
                                 DIFEO CHRYSLER PLYMOUTH JEEP EAGLE PARTNERSHIP DIFEO LEASING PARTNERSHIP
                                 DANBURY AUTO PARTNERSHIP
                                 DIFEO TENAFLY PARTNERSHIP
                                 OCT PARTNERSHIP
                                 HUDSON MOTORS PARTNERSHIP
                                 COUNTY AUTO GROUP PARTNERSHIP
                                 SOMERSET MOTORS PARTNERSHIP

                                 By: DIFEO PARTNERS HIP, INC.
                                     a general partner


                                   By: /s/ Robert H. Kurnick, Jr.
                                      ------------------------------------
                                            Title: Assistant Secretary
                                                  ------------------------

                                 SHANNON AUTOMOTIVE, LTD.
                                 By: UAG TEXAS, INC.
                                     a general partner


                                 By: /s/ Robert H. Kurnick, Jr.
                                    ------------------------------------
                                          Title: Assistant Secretary
                                                ------------------------


                                 UAG CITRUS MOTORS, LLC
                                 By: UAG CITRUS, INC.
                                     Member


                                 By: /s/ Robert H. Kurnick, Jr.
                                    ------------------------------------
                                          Title: Assistant Secretary
                                                ------------------------


                                 CLASSIC ENTERPRISES, LLC
                                 CLASSIC NISSAN OF TURNERSVILLE, LLC

                                 By: UAG CLASSIC, INC.
                                     Member


                                 By: /s/ Robert H. Kurnick, Jr.
                                    ------------------------------------
                                          Title: Assistant Secretary
                                                ------------------------



                                 LANDERS FORD, INC
                                 NATIONAL CITY FORD, INC.
                                 CENTRAL FORD CENTER, INC.
                                 PIONEER FORD SALES, INC.



                                 By: /s/ Robert H. Kurnick, Jr.
                                    ------------------------------------
                                          Title: Assistant Secretary
                                                ------------------------

ACKNOWLEDGED AND AGREED
as of the date first written above

DAIMLERCHRYSLER SERVICES NORTH
AMERICA, LLC, as Agent


By: /s/ Mark Manzo
   ----------------------------------
Title: Vice President
      -------------------------------